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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 25, 2005

                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


           Delaware                  1-12295                 76-0513049
(State or other jurisdiction of   (Commission             (I.R.S. Employer
 incorporation or organization)   File Number)          Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                       77002
  (Address of principal executive offices)                   (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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Item 8.01.  Other Items.

     We are filing the audited  balance  sheet of Genesis  Energy,  Inc.
as of December 31, 2004, which is included as Exhibit 99.1 to this current report. Genesis Energy, Inc. is the general partner of Genesis Energy, L.P.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            23.1     Consent of Independent Registered Public Accounting Firm

            99.1 Genesis Energy, Inc. Audited Balance Sheet as of December 31, 2004 and Independent Auditors' Report.



                                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GENESIS ENERGY, L.P.
                                         (A Delaware Limited Partnership)

                                         By:   GENESIS ENERGY, INC., as
                                                  General Partner


Date:  July 26, 2005                     By:     /s/  ROSS A. BENAVIDES
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                                                 Ross A. Benavides
                                                 Chief Financial Officer